SMEAD VALUE FUND

Trading Symbol: Investor Class Shares (SMVLX)

Class A Shares (SVFAX)

Class C Shares (SVFCX)

Class I1 Shares (SVFFX)

Class R1 Shares (SVFDX)

Class R2 Shares (SVFKX)

Class Y Shares (SVFYX)

Summary Prospectus

March 30, 2022

Before you invest, you may want to review the Smead Funds’ prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://smeadcap.com/smead-value-fund/. You may also obtain this information at no cost by calling 877-807-4122. The Smead Funds’ prospectus and statement of additional information, both dated March 30, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective.    The investment objective of the Smead Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.    This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts and waivers is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 33 of the Smead Funds’ Statutory Prospectus, under “Exhibit A – Sales Charge Waivers” beginning on page 56 of the Smead Funds’ Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page      of the Smead Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class R1 shares	Class R2 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)(1)	None	1.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class R1 shares	Class R2 shares	Class Y shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Rule 12b-1 Fees	0.25%	0.25%	0.75%	None	0.50%	0.50%	None
Shareholder Servicing Fee	0.17%	0.17%	0.25%	0.15%	0.25%	0.10%	None
Other Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.26%	1.26%	1.84%	0.99%	1.59%	1.44%	0.84%
(1)

A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to Class A purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A CDSC of 1.00% also applies on redemptions of Class C shares within 12 months of purchase.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2023. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares
(if you redeem your shares)	$128	$400	$692	$1,523
(if you did not redeem your shares)	$128	$400	$692	$1,523
Class A shares
(if you redeem your shares)	$696	$952	$1,227	$2,010
(if you did not redeem your shares)	$696	$952	$1,227	$2,010
Class C shares
(if you redeem your shares)	$187	$579	$995	$2,159
(if you did not redeem your shares)	$187	$579	$995	$2,159
Class I1 shares
(if you redeem your shares)	$101	$315	$547	$1,213
(if you did not redeem your shares)	$101	$315	$547	$1,213
Class R1 shares
(if you redeem your shares)	$162	$502	$866	$1,889
(if you did not redeem your shares)	$162	$502	$866	$1,889
Class R2 shares
(if you redeem your shares)	$147	$456	$787	$1,724
(if you did not redeem your shares)	$147	$456	$787	$1,724
Class Y shares
(if you redeem your shares)	$86	$268	$466	$1,037
(if you did not redeem your shares)	$86	$268	$466	$1,037

Portfolio Turnover.    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.40% of the average value of its portfolio.

Principal Investment Strategies.    To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in the common stocks of large capitalization (“large-cap”) U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.

The Adviser selects the Fund’s investments by screening large-cap U.S. companies using the following eight criteria:

Required over entire holding period:

•	products or services that meet a clear economic need;
•	strong competitive advantage (barriers to entry);
•	long history of profitability and strong metrics;
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non-essential by consumers), energy (services related to the production and supply of energy), financials (financial services provided to retail and commercial customers), health care (medical services, goods and equipment), real estate (services related to real estate development and operation) and telecommunication services (telecom services, goods and equipment).

Principal Risks.    Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•

Non-Diversification Risk.    The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•

General Market Risk; Recent Market Events.    The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Continuing uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•

Equity Market Risk.    Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non-U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.
•

Large-Capitalization Companies Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
•

Value Style Risk.    Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•

Sector Weightings Risk.    To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk.    Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Energy Sector Risk.    The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.

Financials Sector Risk.    The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Health Care Sector Risk.    Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Real Estate Sector Risk.    The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Telecommunication Services Sector Risk.    The telecommunication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

•

Cybersecurity Risk.    Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.    The Fund previously operated as a series of Trust for Professional Managers (the “Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”) on November 21, 2014. Accordingly, the performance shown in the bar chart and the performance tables for the periods prior to November 21, 2014 represent the performance of the Predecessor Fund. The Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-value-fund/ or by calling the Fund toll-free at 877-807-4122.

The annual returns shown in the bar chart are for Investor Class shares. The other classes of shares, net of any applicable sales charges, would have substantially similar annual returns to those of Investor Class shares because all of the classes of shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different sales charges, distribution fees and/or service fees and expenses.

Investor Class Shares

Calendar Year Returns as of December 31

The calendar year-to-date return for the Investor Class shares of the Fund as of December 31, 2021 was 42.50%. During the period shown in the bar chart, the best performance for a quarter was 21.86% (for the quarter ended June 30, 2020) and the worst performance was -32.02% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2021)
	One Year	Five Years	Ten Years	Since Inception
Investor Class Shares
Return Before Taxes	42.50%	16.84%	16.47%	10.54%
Return After Taxes on Distributions	41.20%	15.72%	15.49%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares	26.05%	13.35%	13.71%	8.71%

Average Annual Total Returns (Periods Ended December 31, 2021)
	One Year	Five Years	Ten Years	Since Inception
Class A Shares
Return Before Taxes	34.31%	15.49%	15.73%	9.96%
Class C Shares
Return Before Taxes	41.75%	16.70%	16.40%	10.49%
Class I1 Shares
Return Before Taxes	42.89%	17.15%	16.77%	10.78%
Class R1 Shares
Return Before Taxes	42.29%	16.55%	16.19%	10.27%
Class R2 Shares
Return Before Taxes	42.34%	17.36%	16.62%	10.57%
Class Y Shares
Return Before Taxes	43.03%	17.30%	16.83%	10.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%	11.04%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%	8.08%

Investor Class shares of the Fund commenced operations on January 2, 2008. Class I1 shares of the Fund commenced operations on December 18, 2009. Performance shown for Class I1 shares prior to its inception (Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class I1 expenses. Class A shares of the Fund commenced operations on January 27, 2014. Performance shown for Class A shares prior to its inception (Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class A expenses. Class C shares commenced operations on April 16, 2020. Performance shown for Class C shares prior to its inception (One Year, Five Years, Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class C expenses. Class R1 shares, Class R2 shares and Class Y shares each commenced operations on November 25, 2014. Performance shown for Class R1 shares, Class R2 shares and Class Y shares prior to inception of each such share class (Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect the expenses of Class R1 shares, Class R2 shares and Class Y shares, respectively.

After-tax returns are shown for Investor Class shares only and will vary for the other shares classes. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after-tax return.

Management

Investment Adviser.    Smead Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers.    William W. Smead, Chief Investment Officer of the Adviser, is the lead portfolio manager of the Fund and has managed or co-managed the Fund since it commenced operations in January 2008. Cole W. Smead, CFA®, President of the Adviser, has co-managed the Fund since August 2014.

Purchase and Sale of Fund Shares.    You may purchase or redeem shares by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail), or by telephone at 877-807-4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class R1 shares	$25,000
Class R2 shares	$25,000
Class Y shares	$10,000,000	*
Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class R1 shares	$100
Class R2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non-National Securities Clearing Corporation (NSCC) purchases).

Tax Information.    The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.    If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.